Whitehall®

Whitehall Jewellers, Inc.

Whitehall co.

May 2007

* Strictly Confidential *

Safe Harbor Statement

This presentation contains statements that may be considered forward looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, such as estimates of anticipated revenues from future sales, expected operational improvements and efficiencies, and anticipated results from our marketing and business strategy.  These statements that speak of
our plans, goals, beliefs, or expectations, refer to estimates or use similar terms.   All forward looking statements involve risks and
uncertainties that may cause actual results to differ materially from trends, plans or expectations set forth in the forward-looking statements. These risks and uncertainties may include the “Risk Factors” contained in the Form 8-K that we shall file with the SEC upon consummation of a reverse merger to be effected in connection with a proposed PIPE investment in the Company, a draft copy of which we will provide to you (the “Form-8-K”), and include, but are not limited to, the following:

We have recorded substantial net losses and declines in comparable store sales in recent periods and there is no assurance that we will not continue to incur substantial losses and declines in comparable store sales.

Our current levels of debt could impact our operations in the future.

We have undergone substantial changes, which could adversely affect our business.

Our prior independent registered public accounting firm, PricewaterhouseCoopers, LLP, had doubt as to our ability to continue as a going concern.

Our quarterly operating results will fluctuate due to seasonality and other factors, and variation in quarterly results could cause the price of our common stock to decline.

Our business is particularly susceptible to adverse economic conditions.

If we lose key personnel or are unable to attract additional qualified personnel, our business could be adversely affected.

We face significant competition.

A decrease in the availability of or an increase in the cost of consumer credit could have a negative impact on our business.

We depend on our major suppliers and on the availability of merchandise, including consigned merchandise, and we will need their support to maintain our liquidity.

Our business is particularly susceptible to fluctuations in gem and gold prices.

* Strictly Confidential *

Safe Harbor Statement (continued)

We are subject to restrictions set forth in a non-prosecution agreement.

We may have to take additional accounting charges on our financial statements.

We are subject to substantial regulations.

Since there has been no active public market for our common stock, prospective investors may not be able to resell their shares at or above the purchase price paid by such investor, or at all.

Securities analysts may not initiate coverage or continue to cover our common stock and this may have a negative impact on our common stock’s market price.

Our common stock may be considered a “penny stock” and may be difficult to sell.

Our compliance with the Sarbanes-Oxley Act and SEC rules concerning internal controls may be time consuming, difficult and costly.

If we fail to comply in a timely manner with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 regarding internal control over financial reporting or to remedy any material weaknesses in our internal controls that we may identify, such failure could result in material misstatements in our financial statements, cause investors to lose confidence in our reported financial information and have a negative effect on the trading price of our common stock.

Given these risks and uncertainties, we urge you to completely read the Form 8-K with the understanding that actual future results may be materially different from what we plan or expect. The risk factors described in the Form 8-K are not necessarily all the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements.
Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws. In light of these risks, uncertainties and assumptions, the forward-looking statements made in this presentation may not prove to be correct.

This presentation includes non-GAAP financial measures, including EBITDA, that are different from financial measures calculated in accordance with GAAP and may be different from non-GAAP calculations made by other companies.

* Strictly Confidential *

This presentation and the information herein contained are
confidential. By your attendance at this presentation (if you attended in person) or your receipt of a copy of this presentation, you agree to hold in strict confidence the existence and contents of this presentation, including without limitation the potential offering and will not use this presentation for any purpose other than evaluating the potential offering.

* Strictly Confidential *

Investment Thesis

Whitehall was a NYSE listed company for a decade with a market cap of more than $350 million at peak earnings

Company-specific problems drove Whitehall’s EBITDA from $32MM to a loss of $24MM

New management team that competed head-to-head in 2/3 of the same malls was fully in place as of December 1

The Company is already seeing evidence that initial strategies are driving positive results

We are targeting the Company to be on a past peak EBITDA run-
rate of $30MM within two to three years

At that time we expect Whitehall would be growing square footage at 15% and consolidating a fragmented industry

* Strictly Confidential *

New Management Team

New Senior Management Team

CEO, Ed Dayoob (July 2006):  former President and CEO of Fred Meyer
Jewelers, Inc., the nation’s fourth largest fine jewelry retailer

CFO, Michael Don (Nov 2006):  former CEO of Fred Meyer Jewelers, Inc., the nation’s fourth largest fine jewelry retailer; former CFO of $500 million multi-
state, wholesale distribution company

CAO, EVP Mark Funasaki (Nov 2006): former VP of Strategic Planning and
Business Development at Fred Meyer Jewelers, integral to installation of K2B, developed E-Commerce platform

VP, Merchandise Steve Seplak (Aug 2006): former fine jewelry buyer at Fred
Meyer Jewelers, Inc., instrumental in implementing K2B from Merchandising perspective

VP, Marketing Janet Vorenkamp (Sep 2006): former Marketing director at Fred
Meyer Jewelers

SVP, Store Operations David Harris (Mar 2006): 30+ years of store operations experience with the Zale Corporation, the nation’s second largest fine jewelry retailer

* Strictly Confidential *

Business Description

Whitehall Jewellers is a leading mall-based jewelry retailer

Approximately 314 stores in 37 states under the Whitehall and
Lundstrom banners

5th largest specialty jeweler in the U.S.

Headquartered in Chicago

Major category offerings include diamonds, gold jewelry, precious and semi-precious jewelry and watches

In-Store Experience

Average store is approximately 900 square feet

Located in high visibility mall locations

Customer Base

Broad customer base

* Strictly Confidential *

WA
6
OR
2
CA
45
NV
ID
MT
ND
SD
WY
UT
CO
Denver
NE
3
KS
AZ
10
NM
3
OK
3
TX
24
MN
7
WI
2
MI
3
IA
1
IL
27
IN
4
MO
4
OH
5
KY
1
WV
1
PA
13
NY
15
NJ
16
MD
DE
DE-3
MD-10
VA
13
NC
TN
5
AR
LA
1
MS
AL
GA
1
SC
1
FL
ME
VT
NH
MA
CT
RI

Whitehall co.

Store Base Map

* Strictly Confidential *

■

Market Cap (MM)
Stock Price
10/31/2000
1/31/2001
4/30/2001
7/31/2001
10/31/2001
1/31/2002
4/30/2002
7/31/2002
10/31/2002
1/31/2003
4/30/2003
7/31/2003
10/31/2003
1/31/2004
4/30/2004
7/31/2004
10/31/2004
1/31/2005
4/30/2005
7/31/2005

Whitehall co.

History

Long history as a public company

Whitehall equity traded on the NYSE from 1996 until 2006 (derived from public data)

$0

$50

$100

$150

$200

$250

$300

$350

$400

$0

$5

$10

$15

$20

$25

Market Cap

Price

* Strictly Confidential *

History

Company specific issues had a material negative impact on the business

Management Issues

Death of CEO in March 2005

CFO convicted in Capitol Factors case

5 different CEOs in the year prior to the appointment of Ed Dayoob

Financial Issues

Capital Factors litigation resulting in disruption and $16MM in cash charges

Liquidity challenges due to Capitol Factors and slowing turns

Extended hostile takeover process resulted in $15MM in cash charges and $6MM in financing costs

Operational Issues

Significant field turnover

Below industry average inventory turns

Escalating cost structure

Failed change in merchandise strategy

* Strictly Confidential *

Prentice/Holtzman (PH) Involvement

In October 2005 provided $30 million bridge loan and assisted in vendor negotiations to restructure trade payables

In February 2006, provided additional $20 million, replaced bridge loan with term loan

Elected to 3 board seats in mid-March 2006

In June 2006, completed $1.60 per share tender offer and closed acquisition, aggregate purchase price of $24 million plus assumption of debt of
$50MM

Aggregate investment of $82 million in debt and equity in 2005 and 2006

In July 2006 Ed Dayoob joined company, appointed CEO in September

By December 2006, 6 of 8 senior executives had been replaced

Prentice bridged an additional $25 mm until a short-term LaSalle facility could be put in place. The use of proceeds from the transaction will retire such short-term facility

* Strictly Confidential *

Summary Financials

1/31/2002(1)

1/31/2003(1)

1/31/2007(2)

1/31/2008(4)

1/31/2009(4)

1/31/2010(4)

Sales ($000)

338,900

341,000

266,237

287,026

327,711

363,751

Gross Profit ($000) (3)

132,337

127,795

83,126

95,672

118,231

136,691

Gross Margin % (3)

39.0%

37.5%

31.2%

33.3%

36.1%

37.6%

SGA ($000)

109,975

107,790

104,637

107,044

113,353

119,637

SGA %

32.5%

31.6%

39.3%

37.3%

34.6%

32.9%

EBITDA ($000)

33,077

30,879

(11,862)

(749)

15,941

28,095

EOP Store Count

364

370

322

324

339

354

SPSF

1,093

1,068

906

952

1,051

1,086

SGA PSF

355

338

356

355

363

357

(1) As reported, including results of stores now classified as disc ops

(2) Proforma, excluding one time charges

(3) After occupancy and related costs

(4) Midpoint of management estimated range (see safe harbor statement), excludes impact of stock based compensation expense

Comparative performance

Fiscal Year Ended

* Strictly Confidential *

Earnings Improvement Analysis

Proforma

Projected

Year Ended

One-time

Year Ended

New/Reopen

Remodeled

Closed

Year Ended

1/31/2007(1)

Charges(3)

1/31/2007

Comp Sales

Margin Inc

Stores

Stores

Stores

Other

1/31/2008(2)

Net Sales

266,238

266,238

20,097

6,390

(833)

(6,673)

1,807

287,026

Gross Profit

83,126

83,126

10,430

4,176

1,963

(1,459)

(2,106)

(458)

95,672

SG&A

112,496

(7,859)

104,637

4,415

2,615

(40)

(3,205)

(1,413)

107,009

Oper Inc(Loss)

(29,370)

7,859

(21,511)

6,015

4,176

(652)

(1,419)

1,099

955

(11,337)

Interest Exp

16,140

16,140

1,777

17,917

Income Tax

168

168

(153)

15

Net Inc(Loss)

(45,678)

7,859

(37,819)

6,015

4,176

(652)

(1,419)

1,099

(669)

(29,269)

EBITDA

(17,421)

(5,559)

(11,862)

6,015

4,176

(376)

(1,419)

1,099

1,618

(749)

(1) Derived from audited financial statements

(2) Midpoint of management estimated range (see safe harbor statement), excludes impact of stock based compensation expense

(3) $3.1 million in severance primarily related to change in control

     $2.5 million in legal and other fees associated with proxy action and merger

     $2.3 million in loss on disposal of property and equipment and depreciation on corporate asset write-offs

Reconcilation of FY 2006 to FY 2007(2)

* Strictly Confidential *

EBITDA/Earnings Improvement Reconciliation

FY 2006 Combined loss before income taxes

(45,510)

$

Add: Interest Expense

16,140

        Depreciation

10,299

        Loss on disposal of property and Equipment

1,650

FY 2006 EBITDA

(17,421)

One time Charges

  Severance related to change of control provisions

3,100

  Legal and other fees associated with proxy action and merger

2,459

FY 2006 Proforma EBITDA

(11,862)

Impact of:

Comparable store sales increase (1)

6,015

Margin Rate Improvement (1)

4,176

Non Comp Store Activity (1)

  New/Reopen Stores (1)

(376)

  Impact of store remodels (1)

(1,419)

  Closed Stores (1)

1,099

Other Items

  Expense Savings, net (1)

1,235

  Other, net (1)

383

Projected EBITDA FY 2007 (1)

(749)

$

(1) Midpoint of management’s estimated  range (see safe harbor statement), excludes impact of stock-based compensation expense

* Strictly Confidential *

Comparable Store Sales Trend

TTM Comp Inc/(Dec)

(20.0)

(15.0)

(10.0)

(5.0)

-

5.0

10.0

Comp Inc/(Dec)

(12.7)

(6.4)

(8.8)

(8.9)

(0.4)

(13.0)

(12.7)

(6.1)

(14.8)

(13.2)

7.0

2.8

May

Jun

Jul

Aug

Sep

Oct

Nov

Dec

Jan

Feb

Mar

Apr

* Strictly Confidential *

Whitehall Jewellers

Investment Thesis

Operational Issues - 2006

Merchandise

Marketing

Store Operations

Financial

* Strictly Confidential *

Operational Issues

Merchandise

Total Inventory Per Store 2005-2007

400

450

500

550

600

650

700

750

800

Feb

Mar

Apr

May

Jun

Jul

Aug

Sep

Oct

Nov

Dec

Jan

2005

2006

2007

(000’s)

* Strictly Confidential *

Merchandise – Price Point Shift

Missing Inventory in key price points hurt 4th quarter sales

6.9%

24.6%

(12.3)%

3.5%

11.9%

(10.9)%

Change in Average
Inventory

(8.7)%

Total

3.0%

$2,000 +

(22.0)%

$1,000 - $2,000

(6.7)%

$500 - $1,000

(3.7)%

$200 - $500

(9.9)%

$0 - $200

Sales % Inc/(Dec)

Price Point

* Strictly Confidential *

Merchandise – Category Shift

Margin opportunities

51.5%

43.0%

39.6%

62.1%

60.5%

49.8%

2007
Margin

49.2%

40.2%

35.5%

58.8%

55.4%

48.5%

2006
Margin

1.8%

0.5%

Total

0.1%

2.7%

Other

2.4%

1.7%

Watches

2.7%

0.6%

Gold

2.3%

2.8%

Color

1.3%

0.0%

Diamonds

Discount
Decrease

IMU
Increase

* Strictly Confidential *

Merchandise- New Strategy Showing Results

New Merchandise VP brought in early fall

Oct-Jan

Feb-Sep

Oct-Jan

Feb-Sep

(1.5)%

(1.3)%

0.9%

(3.8)%

Company
Total

(2.2)%

(1.0)%

46.6%

0.1%

Watches

(0.2)%

3.2%

(0.7)%

(21.3)%

Gold

0.6%

2.2%

21.5%

(14.9)%

Color

Margin Rate
Increase/(Decrease)

Regular Sales
Increase/(Decrease)

Merchandise
Category

* Strictly Confidential *

Merchandise – Clearance Impact

Significant clearance sales have been generated over last two years due to changing merchandise strategies and liquidity issues

Lack of clearance has hurt sales but this pressure is declining and we now have a more consistent pricing strategy which will drive full priced sales

FY 2006 Regular/Clearance Comp

-90.0%

-80.0%

-70.0%

-60.0%

-50.0%

-40.0%

-30.0%

-20.0%

-10.0%

0.0%

10.0%

Feb

Mar

Apr

May

Jun

Jul

Aug

Sep

Oct

Nov

Dec

Jan

Regular Comp

Clearance Comp

* Strictly Confidential *

Operational issues

Marketing

Marketing – Promotional Activity

Historically Whitehall’s customer responded to pricing promotions

In early 2006, company went to everyday low pricing, without marketing support

Missed significant sales opportunities for majority of year

New management launched more aggressive marketing
communication program in late 2006

Significantly increased flyer circulation

Increased frequency of customer inserts and mailings

Promoted core items vs.fashion

* Strictly Confidential *

Operational issues

Store Operations

Store operations – Field Turnover

Top 1/3 of stores in 2006

Full year comp store sales flat

Top sales associates and managers “Club” had a retention rate of 75%

Bottom 1/3 of stores in 2006

Full year comp store sales were down 17.2%

“Club” personnel retained 48%

50 worst 2006 comp stores (bottom 1/6)

Full year comp store sales were down 24%

90% of decline attributed to loss of “Club” personnel

* Strictly Confidential *

Store Operations – Consistency Paying Off

Top stores benefit from higher inventory and improved
merchandise assortment

%

# Positive

%

# Positive

%

# Positive

%

# Positive

Top 1/3

(6.2)%

37

(1.1)%

49

12.7%

98

5.6%

62

Middle 1/3

(7.0)%

38

(2.4)%

49

(7.5)%

15

(2.9)%

48

Bottom 1/3

(13.5)%

21

(14.5)%

26

(26.6)%

0

(12.9)%

26

Total

(9.0)%

96

(6.2)%

121

(8.5)%

113

(3.7)%

136

Q2 Comp

Q3 Comp

Q4 Comp

Q1 Comp

* Strictly Confidential *

Store Operations – People Make a Difference

New manager – Store 243

6 months prior to manager change store sales declined by 33%

Since October 1st, new manager has posted a 27% increase

New Manager – Store 285

6 months prior to manager change store sales declined by 21.5%

Since September 1st, new manager has posted a 25% increase

Not necessarily indicative of results of all store manager changes

* Strictly Confidential *

Store Operations – Attracting the Right People

Revamped incentive compensation program

Improved employee benefits

Financial stability

Consistency of direction

Improved inventory assortment

* Strictly Confidential *

Operational issues

Financial

SGA—Cost Savings Opportunities

In the year ended 1/31/07, the Company’s SG&A expenses had
increased to 39.3% of sales from 31.6% of sales in 2002

In the year ending 1/31/10 management estimates those costs will be reduced to 32.9% of sales and will continue to decline by an average of at least 1% per year thereafter

* Strictly Confidential *

Financial – Working Capital

Inventory Turn Opportunities

Increasing inventory performance could significantly increase working capital

At 1.0x the company would reduce its investment in inventory by
$35 million

Historical use of consignment would reduce investment in owned inventory by $6 million

Implementing new inventory management system

Improve in-stock position from 85% to 95%. This is projected to result in $7.5 million improvement in sales.

Provide technology to improve turns

* Strictly Confidential *

Whitehall’s existing infrastructure should allow the Company to add
500 stores with adding minimal corporate-level expense

Whitehall anticipates taking advantage of a fragmented industry;
the top 2 players control less than 15% of the market

Historical square footage growth of Whitehall was 13%

Whitehall is also testing a prototype that increase square footage of stores by 33%

Many acquisition opportunities exist in the industry; last year at least 5 jewelry chains changed ownership

Growth – Future Opportunities

* Strictly Confidential *

Conclusion

The Company believes it has either fixed or identified solutions for all its major operational issues

Once stable we would anticipate accelerating store growth, either organically or via acquisition

Over time we feel Whitehall has the brand potential to be a top jewelry chain in the country

* Strictly Confidential *

Transaction

Reverse merger into a publicly trading OTCBB shell upon closing of the
PIPE transaction

Capital raise of $50 mm to $60 mm of common stock

Use of proceeds: $25 million to repay short term loan and $25 million to
$35 million for working capital and general corporate purposes

It is anticipated that Prentice/Holtzman will convert 100% of its $58mm debt instrument into common stock (75% committed for conversion as of May
15, 2007) prior to the closing of this transaction. Prentice/Holtzman’s total common stock investment at this point will be $82 million

The only permanent capital pre-transaction is the $82 million Prentice
Holtzman investment

* Strictly Confidential *

Pro-forma Capital Structure

PRO-FORMA CAPITAL STRUCTURE (excludes revolver loans and trade notes payable)

IN 000’s

Prentice/

Pre-Closing

Holtzman

Equity Raise

Pro-forma

May 2007 (1)

Conversion

Net of Fees(3)

May, 2007

Short Term Note

25,000

$

-

$

(25,000)

$

-

$

Prentice/Holtzman bridge-term loan (2)

57,970

(57,970)

-

Total Non-Revolver Debt

82,970

$

(57,970)

$

(25,000)

$

-

$

Shareholders’ Equity

  Paid In Capital

24,300

$

57,970

$

46,500

$

128,770

$

  Retained Earnings

(44,000)

(44,000)

Total Shareholders’ Equity

(19,700)

$

57,970

$

46,500

$

84,770

$

(1) Estimated balances @ May fiscal month end

(2) Assumes 100% of bridge-term loan is converted to equity. As of May 15, 2007 there is a firm commitment for conversion of 75%.

(3) Assumes a gross capital raise of $50 million

Note:  All items on this page are based on management’s estimates. None of the amounts have been subject to independent audit, review or have been externally reported.

* Strictly Confidential *

Balance Sheet – FYE 01/2007

(in thousands)

ASSETS

  Current assets:

    Cash and equivalents

1,311

$

    Accounts receivable, net

1,495

    Merchandise inventories, net

174,090

    Other current assets

1,263

    Deferred financing costs, net

2,043

  Total current

180,202

  Property & equipment, net

28,151

  Intangible assets, net

12,834

  Goodwill

9,215

  Deferred financing costs, net

1,702

Total Assets

232,104

$

LIABILITIES AND STOCKHOLDERS’ DEFICIT

  Current liabilities:

    Revolver Loans

83,860

$

    Customer Deposits

1,959

    Accounts payable

50,913

    Trade notes payable

22,366

    Accrued payroll

6,617

    Other accrued expenses

13,115

    Accrued liabilities of discontinued operations

38

  Total current liabilities

178,868

  Bridge-term loan

56,080

  Other long-term liabilities

1,524

  Total liabilities

236,472

  Stockholders’ (deficit)

    Additional paid-in capital

24,307

    Retained deficit

(28,675)

  Total stockholders’ deficit

(4,368)

Total liabilities and stockholders’ deficit

232,104

$

* Strictly Confidential *

Appendix

* Strictly Confidential *

Comp Store Sales

-7.1

-14.8

-6.1

-12.7

-13.0

-0.4

-8.9

-8.8

-6.4

-12.7

-6.9

-8.7

1.1

FY ‘06

-4.2

10.9

-0.7

-5.4

-5.0

-8.9

-10.6

-12.5

-2.8

-1.2

-3.2

6.5

-8.7

FY ‘05

-3.2

-6.7

-8.3

-9.7

5.3

-6.4

-7.9

9.6

-2.1

-5.7

-4.6

2.7

10.8

FY ‘04

0.2

3.8

5.4

8.9

-3.8

4.6

12.2

-5.4

-9.8

-5.1

-0.8

-21.9

-3.5

FY ‘03

FY

Jan

Dec

Nov

Oct

Sep

Aug

Jul

Jun

May

Apr

Mar

Feb

* Strictly Confidential *

Combined Earnings for Fiscal 2006

Successor

Predecessor

June 9,

February 1,

Combined

2006

2006

Year Ended

through

through

January 31,

January 31,

June 8,

(in thousands)

2007

2007

2006

2006

2005

Net sales

$

266,237

$

181,142

$

85,095

$

284,672

$

292,020

Cost of sales (including buying and occupancy costs)

183,111

124,747

58,364

191,016

189,223

Impairment of long-lived assets

3,171

  Gross profit

83,126

56,395

26,731

90,485

102,797

Selling, general and administrative expenses

102,715

66,787

35,928

102,324

98,318

Professional fees and other charges

8,131

5,642

2,489

10,564

7,679

Loss on Disposal of property and equipment

1,650

1,650

26

383

Impairment of goodwill

5,662

  Loss from operations

(29,370)

(17,684)

(11,686)

(28,091)

(3,583)

Interest Expense

16,140

10,957

5,183

12,536

4,365

  Loss before income taxes

(45,510)

(28,641)

(16,869)

(40,627)

(7,948)

Income tax expense (benefit)

168

168

-

2,475

(2,430)

  Net loss form continuing operations

(45,678)

(28,809)

(16,869)

(43,102)

(5,518)

Discontinued operations

782

134

648

(41,255)

(4,365)

  Net Loss

$

(44,896)

$

(28,675)

$

(16,221)

$

(84,357)

$

(9,883)

Year Ended January 31,

* Strictly Confidential *